UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2015

URBAN BARNS FOODS INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

000-53942
(Commission File Number)

20-0215404
(IRS Employer Identification No.)

13,000 Chemin Bélanger
Mirabel, Québec, Canada J7J 2N8
(Address of principal executive offices)

Registrant’s telephone number, including area code: 450-434-4344

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On December 15, 2015, Jeremy Kendall tendered his resignation as the Chairman and a director of Urban Barns Foods Inc. (the “Company”). Mr. Kendall’s resignation was not due to any disagreement with the Company regarding its operations, policies, practices or otherwise.

Robyn Jackson is currently the sole remaining director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 21, 2015	Urban Barns Foods Inc.
(Registrant)

By:	/s/ Robyn Jackson
Robyn Jackson
President, Chief Executive Officer, Secretary,
Treasurer, Director